Exhibit 99.8d

                                                                  EXECUTION COPY

                  SERVICING RIGHTS PURCHASE AGREEMENT


            This Servicing Rights Purchase Agreement ("Agreement") is entered into as of April 17, 2006, by and between CENTRAL MORTGAGE COMPANY, an Arkansas corporation (the "Servicer"), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation (the "Seller").

            WHEREAS, the Seller has purchased from various originators certain conventional, residential, adjustable rate first lien mortgage loans described on Exhibit A hereto (the "Mortgage Loans") on a servicing released basis, which Mortgage Loans have an aggregate unpaid principal balance of approximately $620,382,979.38 as of March 31, 2006.

            WHEREAS, GMAC Mortgage Corporation ("GMAC" or "Interim Servicer") is presently acting as servicer of the Mortgage Loans on behalf of the Seller pursuant to the Servicing Agreement, dated as of May 20, 2005, and the First Amended and Restated Servicing Agreement, dated as of January 1, 2006, each between the Seller and GMAC and attached as Exhibit B hereto (in each case, the "GMAC Servicing Agreement" or "Servicing Agreement");

            WHEREAS, the Seller has sold the Mortgage Loans and assigned the Servicing Agreement to certain trusts in connection with various Securitization Transfers; and

            WHEREAS, the Seller desires to sell, transfer and assign to the Servicer all of its right, title and interest in and to the servicing rights related to the Mortgage Loans (the "Servicing Rights") and the Servicer desires to purchase and assume all right, title and interest in and to such Servicing Rights from the Seller; and the parties desire to provide the terms and conditions of such servicing by the Servicer.

            NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, terms defined in the Flow Servicing Rights Purchase and Servicing Agreement, dated as of July 25, 2005 (the "Purchase and Servicing Agreement"), between the Seller and the Servicer, are used herein as therein defined.

            2. Sale and Purchase of Servicing Rights.

      The Seller, simultaneously with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and convey to the Servicer from and after April 17, 2006 (the "Sale Date"), without recourse, but subject to the terms of this Agreement and the applicable Servicing Agreement, as amended, all right, title and interest of the Seller in and to the Servicing Rights.

            The Servicer does hereby assume from and after the Sale Date, without recourse, but subject to the terms of this Agreement, all right, title and interest of the Seller in and to the related Servicing Rights. In addition, the Servicer assumes all obligations of the Seller and related Interim Servicer with respect to the related Servicing Rights and agrees to service the Mortgage Loans pursuant to the related Servicing Agreement, as amended. In connection with the purchase of the Servicing Rights hereunder, the Servicer agrees to execute an assignment and recognition agreement substantially in the form attached hereto as Exhibit C.

            3. Servicing Rights Purchase Price; Payment of Servicing Rights Purchase Price.

            In full consideration for the transfer and sale of Servicing Rights on the Sale Date, Servicer shall pay to Seller an amount equal to the related loan type applicable percentage established on the pricing matrix of the Forward Bulk Servicing Offering attached as Exhibit D hereto (the "Servicing Rights Purchase Price Percentage") multiplied by the aggregate unpaid principal balance of the Mortgage Loans as of the Sale Date or other mutually agreed cut-off date.

            The Servicing Rights Purchase Price for the Servicing Rights purchased on the Sale Date shall be paid by the Servicer to the Seller as follows:

            (i) an amount equal to fifty percent (50%) of the Servicing Rights Purchase Price shall be paid by Servicer to Seller on the Sale Date (such portion of the Servicing Rights Purchase Price to be based upon the aggregate unpaid principal balance of the Mortgage Loans as of the Sale Date or other mutually agreed cut-off date); and

            (ii) the remainder of the Servicing Rights Purchase Price shall be paid by the Servicer to the Seller no later than seven (7) Business Days after the servicing transfer date, which is expected to be either June 1, 2006 or July 1, 2006 (the "Transfer Date") and receipt of the related Escrow Payments.

            4. Conveyance of Servicing Rights.

            Upon the terms and subject to the conditions of this Agreement and the related Servicing Agreement, as amended, Seller shall, on the Transfer Date, sell and assign to Servicer, and Servicer shall purchase and assume from Seller,
(i) all beneficial right, title, interest and obligation of Seller in and to the specific Servicing Rights to the Mortgage Loans identified on Exhibit A hereto; and all rights related thereto, (ii) the Monthly Advances and Servicing Advances, (iii) the Custodial Funds and Escrow Funds, (iv) the Servicing Files,
(v) the exclusive right to enter into arrangements that generate, or to otherwise receive, Ancillary Income.

            The Servicer shall reimburse the Seller or the applicable Interim Servicer the amount of all unreimbursed Monthly Advances made by such Interim Servicer prior to the Transfer Date in accordance with the Servicing Transfer Instructions. From and after the Sale Date until the Transfer Date, the Servicer shall be entitled to all Servicing Fees less $5.00 per month per Mortgage Loan. Such Servicing Fees shall be paid to the Servicer five Business Days after the May 18, 2006 remittance. From and after the Transfer Date, the Servicer shall be entitled to all Servicing Fees to the extent such amounts are payable to it as successor servicer pursuant to the terms of the Servicing Agreement.

            5. Servicing Transfer Instructions.

            In connection with the transfer of Servicing Rights from Seller to Servicer pursuant to this Agreement, Seller and Servicer shall follow the Servicing Transfer Instructions described in the Purchase and Servicing Agreement. Seller shall use reasonable efforts to cause the related Interim Servicer to comply with the Servicing Transfer Instructions and the servicing transfer provisions set forth in each applicable Servicing Agreement and to take all steps reasonably necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to Servicer.

            6. Servicer to Act as Servicer.

            From and after the Transfer Date, the Servicer hereby agrees to service the Mortgage Loans pursuant to the terms of the Servicing Agreement, as amended, and shall service and administer each Mortgage Loan and have the power and authority to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable consistent with the terms of the related Servicing Agreement.

            7. Representations and Warranties.

            Each of the Seller and the Servicer hereby makes the representations and warranties set forth in Articles X and XI of the Purchase and Servicing Agreement on the date hereof as if such representations and warranties were explicitly stated herein.

            8. Servicer Information.

            With respect to the sale contemplated hereby, the Servicer agrees, that no later than June 14, 2006, the Servicer shall provide to the Seller, in writing and in form and substance reasonably satisfactory to the Seller , the information and materials specified on Exhibit F hereto. The Servicer shall provide to the Seller (i) any and all information and appropriate verification of the information on Schedule A which may be reasonably available to the Servicer or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Purchaser or any such other participant shall reasonably request; and (ii) such reasonable and additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the Purchaser or any such other participant.

            Servicer hereby agrees to indemnify the Seller, Morgan Stanley Capital I Inc. and each Person who controls them and their respective present and former directors, officers, employees and agents, and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that each of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the information provided by the Servicer as required by the preceding paragraph regarding the Servicer or the Servicer's servicing practices set forth in any offering document or otherwise filed with the Securities and Exchange Commission.

            9. Indemnification.

            (a) The Servicer agrees to indemnify and hold harmless the Seller and its affiliates and their respective present and former directors, officers, employees and agents and each person, if any, who controls the Seller or such affiliate within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Servicer Information or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and agrees to reimburse the Seller or such affiliates and each such officer, director, employee, agent and controlling person promptly upon demand for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Servicer shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with the Servicer Information. The foregoing indemnity is in addition to any liability which Servicer may otherwise have to the Seller, its affiliates or any such director, officer, employee, agent or controlling person of the Seller or its affiliates.

            (b) Promptly after receipt by any indemnified party under this
Section 9 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and provided, further, however, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 9.

            If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except as provided in the following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is necessary or appropriate for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties.

            Each indemnified party, as a condition of the indemnity agreements contained in this Section 9, shall cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

            (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, respectively, in connection with the statements or omissions that result in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified party and indemnifying party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations.

            (d) The indemnity and contribution agreements contained in this
Section 9 and the representations and warranties set forth in Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or (ii) any investigation made by the Seller its affiliates, directors, officers, employees or agents or any person controlling the Seller or any such affiliate, and (iii) acceptance of and payment for the Servicing Rights.

            10. Closing Documents.

            The Closing Documents for the Servicing Rights being sold hereunder shall consist of fully executed originals of the following documents:

            a) this Agreement;

            b) a Collection Account Letter Agreement, as required under the Servicing Agreement; and

            c) a Escrow Account Letter Agreement, as required under the Servicing Agreement.

            11. Notices.

            All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

                  a. If to Seller to:

                  Morgan Stanley Mortgage Capital Inc.
                  1633 Broadway
                  New York, New York  10019
                  Attention:  Peter Woroniecki - Whole Loan Operations Manager
                  Fax:  212-537-1827
                  Email:  peter.woroniecki@morganstanley.com

                  with copies to

                  Attention: Jeff Williams
                  Morgan Stanley - Servicing Oversight
                  5002 T-Rex Ave
                  Suite 300
                  Boca Raton, Florida  33431
                  Fax:  561-443-6040
                  Email:  jeff.williams@morganstanley.com

                  Attention: Scott Samlin
                  Morgan Stanley - RFPG
                  1585 Broadway
                  New York, New York  10036
                  Fax:  212-507-6569
                  Email: scott.samlin@morganstanley.com

                  b. If to Servicer to:

                  Central Mortgage Company
                  801 John Barrow Road - Suite 1
                  Little Rock, Arkansas  72205
                  Attention:  Lou Ann Howard, Servicing Manager

            Both the Seller and the Servicer reserve the right to change the mailing address by written notice.

            12. Entire Agreement; Amendment.

            This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

            13. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            14. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

            15. No Solicitation.

            From and after the Transfer Date, the Seller and Servicer agree that they will not take any action or permit or cause any action to be taken by any of their agents or affiliates, or by any independent contractors, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without (i) the prior written consent of the other party; or (ii) written notice from the related borrower or obligor under a Mortgage Loan of such party's intention to refinance such Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or Servicer or any affiliate of either party which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 15.

            16. Waiver of Trial by Jury.

            THE SERVICER AND THE SELLER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            17. Submission to Jurisdiction; Waivers.

            The Servicer and the Seller hereby irrevocably and unconditionally:

            i. SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF DELAWARE, AND APPELLATE COURTS THEREOF;

            ii. CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            iii. AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE SELLER SHALL HAVE BEEN NOTIFIED; AND

            iv. AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                       MORGAN STANLEY MORTGAGE
                                          CAPITAL INC. (Seller)


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CENTRAL MORTGAGE COMPANY
                                          (Servicer)


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT A

                                 Mortgage Loans

                                    EXHIBIT B

                   GMAC Servicing Agreement and amendments

                                    EXHIBIT C

                 Form of Assignment and Recognition Agreement

                                    EXHIBIT D

    Forward Bulk Servicing Rights Offering Bid (including Pricing Matrix)

                                    EXHIBIT F

                Information to be Provided by Servicer

[Note: Information below derived from ASF Model Language]

      If so requested by the Seller, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:


      A.    the Servicer's form of organization;

      B. a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                        (1) whether any prior securitizations of mortgage loans
                  of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                        (2) the extent of outsourcing the Servicer utilizes;

                        (3) whether there has been previous disclosure of
                  material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                        (4) whether the Servicer has been terminated as servicer
                  in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                        (5) such other information as the Purchaser or any
                  Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

      C. a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

      D. information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

      E. information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

      F. a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

      G. a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

      H. information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience; and

      I. a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

      J. a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                  (1)   the sponsor;
                  (2)   the depositor;
                  (3)   the issuing entity;
                  (4)   any servicer;
                  (5)   any trustee;
                  (6)   any originator;

                  (7)   any significant obligor;
                  (8)   any enhancement or support provider; and
                  (9)   any other material transaction party.

                                      F-3